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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2005

                               ENDWAVE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              000-31635                            95-4333817
        (Commission File No.)           (IRS Employer Identification No.)

                               776 Palomar Avenue
                           Sunnyvale, California 94085
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (408) 522-3100

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

        On January 28, 2005, Endwave Corporation ("Endwave") announced two changes to their Board of Directors. Mr. John F. McGrath, Jr. has been appointed to Endwave's Board of Directors and Audit Committee effective January 27, 2005. Furthermore, Mr. Edward C.V. Winn has been elected to the position of non-executive Chairman of the Board, also effective January 27, 2005. In addition, Mr. Winn will continue serving as Chairman of the Audit Committee until March 30, 2005, when Mr. McGrath effectively takes over in this capacity. Endwave's Audit Committee, composed entirely of independent directors, now consists of Mr. McGrath, Mr. Winn, and Mr. Joseph Lazzarra, who joined Endwave's Board in January 2004. A copy of the press release further describing these appointments is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits:

Exhibit No.   Exhibit Title
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99.1          Press Release, dated January 28, 2005, entitled "Endwave Announces
              Changes to its Board of Directors".

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ENDWAVE CORPORATION

Dated: January 28, 2005                         By:    /s/ JULIANNE M. BIAGINI
                                                       -------------------------
                                                       Julianne M. Biagini
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.            Description
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99.1          Press Release, dated January 28, 2005, entitled "Endwave Announces
              Changes to its Board of Directors".